IMPORTANT NOTICE
ProShares K-1 Free Crude Oil Strategy ETF (OILK)
ProShares Short MidCap400 (MYY)
ProShares Ultra 7-10 Year Treasury (UST)
ProShares Ultra MSCI Brazil Capped (UBR)
ProShares Ultra Real Estate (URE)
ProShares UltraShort MSCI Emerging Markets (EEV)
(each a “Fund”)
Supplement dated January 30, 2019
to each Fund’s Summary Prospectus
dated October 1, 2018
After the close of business on February 6, 2019, each Fund will reduce the size of its Creation Units to 25,000 shares.
The following replaces the corresponding information in each Fund’s Summary Prospectus:
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Please retain this supplement for future reference.